UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 30, 2017

Date of report (date of earliest event reported)

Surgery Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37576	47-3620923
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

40 Burton Hills Boulevard, Suite 500

Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 234-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.03                   Material Modification to Rights of Security Holders.

The information set forth below under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference herein.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2017, the expansion of the Board of Directors (the “Board”) of Surgery Partners, Inc. (the “Company”) from six (6) to seven (7) directors and the appointment of Clifford G. Adlerz, the Company’s interim Chief Executive Officer, to the Board became effective. As a result, effective as of October 30, 2017, the composition of the Board is as follows:

Name	Position(s)
Brent Turner	Class II Director
Teresa DeLuca, M.D.	Class I Director
Adam Feinstein	Class I Director
Christopher R. Gordon	Class III Director
T. Devin O’Reilly	Class II Director, Chairman of the Board
Clifford G. Adlerz	Class III Director, Interim Chief Executive Officer

Mr. Adlerz will serve as a Class III director, which class will stand for re-election at the 2018 annual meeting of the stockholders.

A description of the appointment of Mr. Adlerz to the Board is set forth in Item 5.02 and Item 5.07 of the Company’s Current Report on Form 8-K filed on September 8, 2017 and under the heading Action No. 1 — Board Expansion in the Company’s definitive information statement on Schedule 14C filed on October 10, 2017, and such disclosures are incorporated into this Item 5.02 by reference herein.

Mr. Adlerz is a limited partner of BCPE Seminole Holdings LP (“Seminole”), the Company’s controlling stockholder. Mr. Adlerz does not exercise control over the general partner of Seminole or otherwise exercise investment control over Seminole’s portfolio transactions. There is no arrangement or understanding between Mr. Adlerz and any other persons or entities pursuant to which he was appointed as a director, other than (i) the Company’s standard form of indemnification agreement, which the Company enters into with each of its directors and executive officers and (ii) Mr. Adlerz’s employment agreement, dated September 7, 2017, between the Company and Mr. Adlerz in his capacity as interim Chief Executive Officer, copies of which are filed as Exhibit 10.14 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 filed on September 14, 2015 and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 8, 2017, respectively, and are incorporated into this Item 5.02 by reference herein. Mr. Adlerz is not entitled to any compensation for his service on the Board. There are no familial relationships between Mr. Adlerz and any director or executive officer of the Company or any of its subsidiaries. There are no transactions between the Company or any of its subsidiaries and Mr. Adlerz that require disclosure under Item 404(a) of Regulation S-K, subject to the transactions between Seminole and the Company described in the Company’s Current Report on Form 8-K filed on September 1, 2017.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2017, the Amended and Restated Certificate of Incorporation (as amended, the “Third Amended and Restated Charter”) of the Company became effective upon its filing with the Secretary of State of the State of Delaware.

A description of the Third Amended and Restated Charter is set forth in Item 5.07 of the Company’s Current Report on Form 8-K filed on September 8, 2017 and under the heading Action No. 2 — Amended and Restated Certificate of Incorporation in the Company’s definitive information statement on Schedule 14C filed on October 10, 2017, and such disclosures are incorporated into this Item 5.03 by reference herein.

The forgoing description of the Third Amended and Restated Charter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amended and Restated Charter, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated in to this Item 5.03 by reference herein.

Forward-Looking Statements

This report may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases. These statements include, but are not limited to, board changes and related actions, the performance of the Company’s business and other non-historical statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward looking statements are based on management’s current expectations and beliefs only as of the date of this report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including but not limited to, the risks identified and discussed from time to time in the Company’s reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2017, filed on August 9, 2017. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Surgery Partners, Inc., dated October 30, 2017.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Surgery Partners, Inc., dated October 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgery Partners, Inc.

	By:	/s/ Teresa F. Sparks
Teresa F. Sparks
Executive Vice President, Chief Financial Officer

Date: November 3, 2017